SETTLEMENT AGREEMENT AND RELEASE

         This Settlement Agreement and Release ("Agreement") is made by and between Crestport Insurance Company Limited ("Crestport"), a British Virgin Islands corporation, and Wasatch Pharmaceutical, Inc. ("Wasatch"), a public corporation, and is effective December 1, 2000.

                                    RECITALS

         WHEREAS, in 1996 Wasatch sold 12,000,000 shares of privately issued stock to Lindbergh-Hammar Associates, Inc. ("LHA"), in exchange for $60,000,000 in promissory notes; and

         WHEREAS, LHA caused Crestport to be created on January 3, 1997 as its wholly-owned subsidiary and on January 10, 1997, transferred the 12,000,000 shares of Wasatch stock to Crestport; and

         WHEREAS, a dispute arose between Wasatch and LHA regarding payment of the $60,000,000 in promissory notes and in May 1997, Wasatch instructed its transfer agent, Standard Registrar and Transfer Company ("Standard"), to cancel the 12,000,000 shares of stock, which Standard did; and

         WHEREAS, thereafter, Crestport filed suit against Wasatch, Standard and others in the 342nd Judicial District Court of Tarrant County, Texas, in Cause No. 342-171171-97 (the "Lawsuit") (the pleadings of the parties in the Lawsuit are incorporated herein by reference solely for the purpose of identifying claims made in the Lawsuit); and

         WHEREAS, Crestport and Wasatch, without the admission of liability and to avoid the expense and inconvenience of further litigation, wish to settle and compromise the claims and controversies between them and terminate the Lawsuit as between themselves, and to buy peace.

         NOW, THEREFORE, in consideration of the mutual agreements, covenants and promises set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties agree as follows:

         1. Wasatch will, within 15 days of the effective date of this Agreement, transfer, assign and convey to Crestport 100,000 shares of Wasatch common stock that are freely tradable in the public securities market. In addition, Wasatch will transfer, assign and convey to Crestport, within 20 days of the effective date of this agreement, 50,000 warrants (at $0.50) and 50,000 warrants (at $2.00); these warrants will become freely tradable upon approval by the United States Securities and Exchange Commission of the registration of these warrants being filed by Wasatch with the SEC.

         2. Upon receipt of the stock and warrants described in paragraph 1, above, Crestport shall dismiss its claims against Wasatch and Standard in the Lawsuit, with prejudice to the refiling of same, in the form of a motion and order, copies of which are attached hereto and incorporated herein by reference. Each party shall be responsible for paying its own attorney's fees, court costs and other expenses related to the Lawsuit. In addition, Crestport hereby waives and releases any claim it may have to ownership of, or any claimed interest in, the 12,000,000 shares of stock transferred by Wasatch to LHA in 1996.

         3. Crestport, for itself, its predecessors, successors, assigns, and all those claiming by, through or under it, does hereby release and forever discharge Wasatch, its predecessors, successors, assigns, shareholders, directors, officers, employees and agents, and Standard, its predecessors, successors, assigns, shareholders, directors, officers, employees and agents from any and all claims, demands, debts or causes of action of any kind or character, whether arising at law or in equity, by common law or statute, whether known or unknown, whether now existing or which may hereafter arise, which are based upon or in any way related to the Lawsuit or the 12,000,000 shares of stock issued by Crestport to LHA in 1996, save and except for the obligations created by this Settlement Agreement.

         4. Crestport represents and warrants to Wasatch and Standard that it owns the claims being released in paragraph 3 of this Agreement and all claims that were or could have been asserted in the Lawsuit. Crestport represents and warrants that it has not sold, assigned, conveyed or otherwise transferred the claims released in paragraph 3 of this Agreement or that have been or could have been made in the Lawsuit. Crestport agrees to defend, indemnify and hold harmless Wasatch and Standard from any claim arising out of or related to the claims released by Crestport in paragraph 3, above, or which have been made or could have been made by Crestport in the Lawsuit.

         5. The parties to this Agreement represent to one another that they have carefully read the Agreement, understand its terms and conditions, and have been given the opportunity to consult with legal counsel regarding the Agreement. The parties represent and warrant that they have not relied upon any representation or statement of any other party or party representative with respect to the subject of this Agreement that is not contained in this Agreement.

         6. The parties understand and agree that the Agreement shall be binding and inure to the benefit of all parties to the Agreement, their legal representatives, attorneys, shareholders, officers, directors, employees, agents, successors and assigns.

         7. The parties understand and agree that the Agreement constitutes a settlement of highly disputed claims for the purpose of avoiding further litigation, trouble and expense and that nothing within the Agreement shall constitute or imply an admission of liability of any kind or character, all liability being expressly denied.

         8. The parties agree and understand that the Agreement contains the entire agreement between them regarding its subject matter and that it supersedes any and all prior agreements, arrangements or understandings between or among them. 9. This Agreement shall be construed and enforced under the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties hereby execute this Agreement on the dates acknowledged below.

                                       CRESTPORT INSURANCE COMPANY LIMITED

                                       By: ________________________________
                                            MARVIN ANDREW GIBBS
                                            PRESIDENT

STATE OF  _____________________   ss.
                                  ss.
COUNTY OF _____________________   ss.


         The foregoing Settlement Agreement and Release was acknowledged before me on the ______ day of _______________, 2000, by MARVIN ANDREW GIBBS, the President of CRESTPORT INSURANCE COMPANY LIMITED, a British Virgin Islands corporation, on behalf of said corporation.

                                                          NOTARY PUBLIC STATE OF
                                                            __________________
                                                                (Print Name)

My Commission Expires:
_________________________.

                                                    WASATCH PHARMACEUTICAL, INC.



                                                     By:________________________
                                                          GARY HEESCH
                                                          PRESIDENT

STATE OF UTAH                     ss.
                                  ss.
COUNTY OF _____________________   ss.


         The foregoing Settlement Agreement and Release was acknowledged before me on the ______ day of _______________, 2000, by GARY HEESCH, the President of WASATCH PHARMACEUTICAL, INC., a ______________ corporation, on behalf of said corporation.

                                                    NOTARY PUBLIC STATE OF UTAH

                                                    ____________________________
                                                             (Print Name)

My Commission Expires:

____________________________.

APPROVED AS TO FORM:



----------------------------------------
ROBERT HASLAM            (# 09201900)
THE HASLAM FIRM
555 South Summit Avenue
Fort Worth, Texas  76104
817-332-3115
Telecopy No. 817-332-3148

ATTORNEY FOR CRESTPORT
INSURANCE COMPANY LIMITED



----------------------------------------
BEN L. KRAGE              (# 11700000)
KRAGE & JANVEY, L.L.P.
2600 San Jacinto Tower
2121 San Jacinto Street
Dallas, Texas  75201
214-969-7500
Telecopy No. 214-220-0230

ATTORNEY FOR WASATCH
PHARMACEUTICAL, INC. AND
STANDARD REGISTRAR AND
TRANSFER COMPANY